                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 25, 2002
         ---------------------------------------------------------------

                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


         Nevada                      1-1861                  65-1051227
         --------------------------------------------------------------
     (State or other        (Commission File Number)       (IRS Employer
     jurisdiction of                                     Identification No.)
     incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
                            ------------------------
              (Address of registrant's principal executive office)


        Registrant's telephone number, including area code (212) 536-1390
        -----------------------------------------------------------------

Item 5.  Other Events.

This Current Report on Form 8-K includes as an exhibit a press release reporting financial results of CIT Group Inc. as of and for the period ending March 31, 2002. The financial results of CIT, a subsidiary of Tyco International Ltd., were released on April 25, 2002.

On April 25, 2002, CIT Group Inc. (Del), a Delaware corporation, filed a registration statement on Form S-1 for an offering of 100% of its common stock by its parent company, Tyco Capital Holding Inc. Immediately prior to the closing of the offering, the Registrant will be reincorporated as a Delaware corporation through a merger with and into CIT Group Inc. (Del). Following the reincorporation merger, CIT Group Inc. (Del) will be renamed CIT Group Inc. and will be the successor to the Registrant's business, operations, obligations and SEC registration.

A registration statement relating to the common stock of CIT Group Inc. (Del) has been filed with the Securities and Exchange Commission but has not yet become effective. The common stock may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the common stock in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

99.1     Press release issued by CIT Group Inc. on April 25, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CIT GROUP INC.
                                 --------------
                                  (Registrant)


                                 By: /s/ Joseph M. Leone
                                 -----------------------
                                     Joseph M. Leone
                                     Executive Vice President and
                                     Chief Financial Officer
                                     (Principal Accounting and
                                     Financial Officer)

Dated:    April 26, 2002

                                       -3-